RECKSON ASSOCIATES REALTY CORP.
                                  EXHIBIT 99.2
                    CERTIFICATION PURSUANT TO SECTION 1350 OF
                CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

I, Scott H. Rechler, Co-Chief Executive Officer of Reckson Associates Realty Corp. (the "Company"), certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 13, 2003                      By      /s/ Scott H. Rechler
                                               ---------------------------------
                                               Scott H. Rechler,
                                               Co-Chief Executive Officer